SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 21, 2004

(Date of report/date of earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-14473	34-1372535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements

None. The financial information included in this report is not required to be filed as part of this report.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

Exhibit 99.1 Sky Financial Group Reports Fourth Quarter and Year End Results

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2004, Sky Financial Group, Inc. issued a press release announcing its earnings for the three-month period ended March 31, 2004. A copy of this press release and related earnings tables are furnished herein as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SKY FINANCIAL GROUP, INC.

Date: April 21, 2004	By:	/s/ Kevin T. Thompson
Kevin T. Thompson
Executive Vice President/ Chief Financial Officer